Exhibit 99.906CERT

Exhibit 19(b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of M Fund, Inc. (the “Registrant”) on Form N-CSR for the period ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 22, 2025	/s/ Robert Olson
Robert Olson President/Principal Executive Officer

Date:	August 22, 2025	/s/ Troy Sheets
Troy Sheets Treasurer/Principal Financial and Accounting Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.